                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Penn Octane Corporation (the "Company") on Form 10-K / A for the period ending July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jerome B. Richter, Chief Executive Officer of the Company, and Ian
T. Bothwell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ Jerome B. Richter
                                      -----------------------------------------
                                      Jerome B. Richter, Chief Executive Officer
                                      May 21, 2004

                                               /s/   Ian T. Bothwell
                                      -----------------------------------------
                                      Ian T. Bothwell, Chief Financial Officer
                                      May 21, 2004

                                      118